                                                                    Exhibit 99.1

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1995-A
JULY, 1998
PAYMENT: AUGUST 17, 1998

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                     CUSIP #                393534AC6
                                                        -------------
                                     TRUST ACCOUNT #       33-34309-0
                                                        -------------
                                     DISTRIBUTION DATE: Aug. 17, 1998
                                                        -------------

                                                                                PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                                     ORIGINAL
-------------------------------------------------------------------------------------------
1.        Amount Available                                      1,812,512.14
                                                             ---------------

Interest

2.        Aggregate Interest                                    1,045,207.46     3.39353071
                                                             ------------------------------


3.        Amount Applied to:
          (a) accrued but unpaid Interest

4.        Remaining:
          (a) accrued but unpaid Interest

5.        Monthly Interest                                      1,045,207.46
                                                             ---------------

Principal

6.        Current month's principal distribution                  767,304.68     2.49124896
                                                             ------------------------------

7.        Remaining outstanding principal balance             172,232,550.28    559.1965918
                                                             ------------------------------
          Pool Factor                                             0.55919659
                                                             ---------------

8.        Present value of the projected remaining aggregate
          cashflows of the Finance I Assets and the Residual
          Assets, as of the immediately
          preceding Distribution Date                         505,133,214.97**
                                                             ---------------

9.        Aggregate amount on deposit in Reserve Fund           7,500,000.00
                                                             ---------------

10.       Subordinated Certificateholder payment  (interest
          earnings on Reserve Fund, pursuant to Section 5.8)       32,814.82
                                                             ---------------

11.       Aggregate principal balance of loans
          refinanced by Green Tree Financial                    8,674,520.48
                                                             ---------------

12.       Weighted average CPR                                         17.37%
                                                             ---------------

13.       Weighted average CDR                                          4.41%
                                                             ---------------

14.       Annualized net loss percentage                                2.27%
                                                             ---------------

15.       Delinquency                                                   1.35%
                                                             ---------------
                                                                        0.57%
                                                             ---------------
                                                                        0.86%
                                                             ---------------
                                                                        2.78%
                                                             ---------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973

** Represents present value of assets for NIM 94-A, 94-B, & 95 cross-collateralization, as of 7/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
JULY, 1998
PAYMENT: AUGUST 17, 1998




                                      FEE ASSETS
                     -----------------------------------------
                       GUARANTEE        INSIDE      FEE ASSET
                         FEES            REFI         TOTAL
                     -----------------------------------------

GTFC 1994-5                 0.00     81,098.78       81,098.78
GTFC 1994-6           117,918.58     45,565.14      163,483.72
GTFC 1994-7            42,335.35     29,965.63       72,300.98
GTFC 1994-8                 0.00     68,369.59       68,369.59
GTFC 1995-1           116,277.06     62,538.21      178,815.27
GTFC 1995-2                 0.00          0.00            0.00
GTFC 1995-3                 0.00    186,867.63      186,867.63
GTFC 1995-4            59,085.85    125,512.50      184,598.35
GTFC 1995-5                 0.00          0.00            0.00
                     -----------------------------------------

                      335,616.84    599,917.48      935,534.32

TOTAL AMOUNT OF GUARANTEE FEES AND
     INSIDE REFINANCE PAYMENTS                      935,534.32
                                                --------------

SUBORDINATED SERVICING FEES                         548,519.50
                                                --------------

PAYMENT ON FINANCE 1 NOTE                         1,484,053.82
                                                --------------

ALLOCABLE TO INTEREST (CURRENT)                     767,712.32
                                                --------------

ALLOCABLE TO ACCRUED BUT UNPAID INTEREST                  0.00
                                                --------------

ACCRUED AND UNPAID TRUSTEE FEES                           0.00
                                                --------------

ALLOCABLE TO PRINCIPAL                              716,341.50
                                                --------------

FINANCE 1 NOTE PRINCIPAL BALANCE                126,353,284.47
                                                --------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
JULY, 1998
PAYMENT: AUGUST 17, 1998





                                       INSIDE
                     RESIDUAL           REFI             TOTAL
                   ---------------------------------------------

GTFC 1994-5              0.00               0.00            0.00
GTFC 1994-6              0.00               0.00            0.00
GTFC 1994-7              0.00               0.00            0.00
GTFC 1994-8              0.00               0.00            0.00
GTFC 1995-1              0.00               0.00            0.00
GTFC 1995-2              0.00          66,202.96       66,202.96
GTFC 1995-3              0.00               0.00            0.00
GTFC 1995-4              0.00               0.00            0.00
GTFC 1995-5        140,551.58         121,703.78      262,255.36
                   ---------------------------------------------

                   140,551.58         187,906.74      328,458.32

                   TOTAL RESIDUAL AND INSIDE
                       REFINANCE PAYMENTS             328,458.32